CONFORMED COPY


                                 UTSTARCOM, INC.
                             1275 Harbor Bay Parkway
                                Alameda, CA 94502



November 1, 2004


Charles M. Stoehr
Audiovox Corporation
150 Marcus Blvd.
Hauppauge, NY 11788

Philip Christopher
Audiovox Communications Corp.
555 Wireless Blvd.
Hauppauge, NY 11788

Gentlemen:

Reference is hereby made to the Asset Purchase Agreement, dated as of June 11, 2004 (the "Purchase Agreement"), by and among Audiovox Communications Corp., Quintex Mobile Communications Corporation, Audiovox Communications Canada Co., UTStarcom, Inc., UTStarcom Canada Company and, with respect to specified sections thereof, Audiovox Corporation. Terms used but not defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement. References to Sections and definitions are those contained in the Purchase Agreement. Please indicate your agreement to the following by signing below.

1. Closing Date. The Closing will occur on November 1, 2004, as soon as practicable following the Audiovox Stockholders Meeting.

2. Date of Closing Balance Sheet.

     a. Definition of Closing Statement of Inventories: The phrase "as of 5:30 p.m. EST on the date of the Closing" in the definition of Closing Statement of Inventories shall be amended to read as follows:

               "as of 11:59 p.m. New York City time on October 31, 2004";

     b. Definition of Closing Statement of Net Assets: The phrase "as of the close of business on the date of the Closing" in the definition of Closing Statement of Net Assets shall be amended to read as follows:

               "as of 11:59 p.m. New York City time on October 31, 2004";

     c. Definition of Excluded Taxes: Clause (ii) of the second sentence of the definition of "Excluded Taxes" shall be amended to read as follows:


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 2              November 1, 2004


               "Taxes (other than Property Taxes) relating to the Purchased Assets for the Pre-Closing Tax Period shall be computed as if such taxable period ended at 11:59 p.m. New York City time on October 31, 2004";

     d. Definition of Post-Closing Tax Period: The definition of Post-Closing Tax Period shall be amended to read:

               "any taxable period (or portion thereof) beginning on November 1, 2004";

     e. Definition of Pre-Closing Tax Period: The definition of Pre-Closing Tax Period shall be amended to read:

               "any taxable period (or portion thereof) ending on or prior to October 31, 2004";

     f. Definition of Preliminary Statement of Net Assets: The phrase "as of the close of business on the date of the Closing" in the definition of Preliminary Statement of Net Assets shall be amended to read:

               "as of 11:59 p.m. New York City time on October 31, 2004";

     g. Definition of Receivables Listing: The phrase "as of 5:30 p.m. EST on the date of the Closing" in the definition of Receivables Listing shall be amended to read:

               "as of 11:59 p.m. New York City time on October 31, 2004";

     h. Straddle Period: the definition of Straddle Period shall be amended to read:

               "means any taxable period beginning prior to and ending on or after November 1, 2004;

     i.   Section 2.01(b)(viii): Section 2.01(b)(viii) shall be amended to read:

               "all Receivables of the Business (except for the Acquired Receivables) as of 11:59 p.m. on October 31, 2004";

     j. Section 2.07(a)(ii): The phrase "as of the close of business on the date of the Closing" shall be amended to read:

               "as of 11:59 p.m. New York City time on October 31, 2004";

     k. Section 5.14: the phrase "first ending after the Closing" in the fourth sentence of Section 5.14 shall be amended to read:

               "first ending after November 1, 2004;"

     l. Section 5.18(a): The phrase "12:01 A.M on the day after the date of the Closing" in Section 5.18(a) shall be amended to read:


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 3              November 1, 2004




               "12:01 A.M. New York City time on November 1, 2004";

     m. Section 5.18(b): The phrase "12:01 A.M on the day after the date of the Closing" in Section 5.18(b) shall be amended to read:

               "12:01 A.M. New York City time on November 1, 2004";

     n. Section 5.18(c): The phrase "from and after the day after the date of the Closing" in Section 5.18(c) shall be amended to read:

               "from and after November 1, 2004".

3. Waiver of 404 Condition. The condition set forth in Section 7.02(j) of the Purchase Agreement and any obligation of the Seller to satisfy such condition shall be waived and shall not be applicable. Neither the Seller nor the Purchaser shall have any obligations pursuant to Section 5.25 of the Purchase Agreement.

4. Return of Inventory. Exhibit A to the Purchase Agreement (Rules for Valuing Inventory) shall be amended by adding the following paragraph at the end of such
Exhibit:

          "In addition, if, during the Collection Period, a Customer returns Inventories and the Per Customer Amount of such Customer is reduced, the Closing Statement of Inventories shall be adjusted upward as if such Inventories had been owned by the Sellers as of October 31, 2004; provided, that, notwithstanding anything to the contrary in this Exhibit A, such returned Inventories shall be valued in accordance with GAAP at the time such Inventories are returned ."

5. Vendor and Quintex Receivables.

     a. Additional Definitions: The Agreement shall be amended to include the following defined terms in the appropriate alphabetical order:

               ""Acquired Receivables" means the Quintex Receivables and the Specified Vendor Receivables."

               ""Quintex Receivables" means any and all accounts receivable, notes and other amounts receivable from third parties, including Vendors, customers and employees, arising from the conduct of the Business and owed to Quintex, whether or not in the ordinary course, together with any unpaid financing charges accrued thereon, as determined in accordance with GAAP."

               ""Specified Vendor Receivables" means the Receivables of the Vendors set forth on Exhibit B hereto."

     b. Addition of Exhibit B to the Purchase Agreement: A new Exhibit B shall be added to the Purchase Agreement in the form set forth as Annex A to this letter.


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 4              November 1, 2004




     c. Definition of Interim Statement of Net Assets: The definition of "Interim Statement of Net Assets" shall be amended to read as follows:

               ""Interim Statement of Net Assets" means the statement of Net Assets (including a calculation of the Net Working Capital Balance) of the Business, dated as of February 29, 2004, a copy of which is set forth in Section 3.04(a)(i) of the Disclosure Schedule; provided; however, that the Interim Statement of Net Assets shall not include the Acquired Receivables."

     d. Definition of Net Assets: Clause (a) of the definition of Net Assets shall be amended to read as follows:

               "(a) the sum of Acquired Receivables, Inventories, Prepaids and other Current Assets, Property, Plant and Equipment, and Other Long-Term Assets Included in the Purchased Assets and"

     e.   Definition  of  Net  Working  Capital  Balance:   Clause  (a)  of  the
          definition of "Net Working Capital Balance" shall be amended to read as follows:

               "(a) the sum of Acquired Receivables, Inventories and Prepaids and other Current Assets, and"

     f. Definition of Preliminary Net Working Capital Balance: Clause (a) of the definition of "Preliminary Net Working Capital Balance" shall be amended to read as follows:

               "(a) the sum of Acquired Receivables, Inventories and Prepaids and other Current Assets, and"

     g. Definition of Receivables Listing: The last sentence of the definition of "Receivables Listing" shall be amended to read as follows:

               "The Receivables Listing shall not include any Vendor Receivables or Acquired Receivables."

     h. Section 2.01(iv): Section 2.01(iv) shall be amended to read as follows:

               "the Acquired Receivables and all Inventories;"

     b.   Section  2.09(a):  The proviso in Section  2.09(a) shall be amended to
          (x) delete the word "and" prior to the "(ii)" and replace it with "," and (y) add the following language at the end of the proviso:

               " and (iii) the foregoing provisions of this Section 2.09(a) shall not apply to the Acquired Receivables".

6. Letters of Credit. If, from and after November 1, 2004, any letter of credit established by Audiovox or Seller for the benefit of the Business is properly drawn down or used, UTStarcom shall pay to Audiovox or Seller, as applicable,


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 5              November 1, 2004




an amount equal to the amount by which the letter of credit was drawn down or used. Such payment shall be made by UTStarcom to Audiovox or Seller, as applicable, by wire transfer of immediately available funds within two Business Days after receiving notice of such draw down or use to Keith San Felipe or his designee.

7. Pre-Payments to Vendors. The definition of "Prepaids and other Current Assets" shall be amended to read:

     "(i) pre-payments made to Vendors of the Business related to operating costs or for raw materials, components, spare parts, supplies, goods, merchandise or services, which have not been used or provided, (ii) pre-payments of real estate taxes and (iii) the value of non-cash assets used in the Business due within one year as determined in accordance with GAAP.".

8. Assignment; Designation. Pursuant to Section 10.05, the Purchaser has designated its wholly-owned subsidiary, UTStarcom Personal Communications, LLC ("UPC LLC"), as the entity to which the Seller will convey certain of the Purchased Assets and which will assume certain of the Assumed Liabilities and has assigned to UPC LLC certain of its rights and obligations under the Purchase Agreement. The Purchaser acknowledges and agrees that, notwithstanding such assignment (or any further assignment by UPC LLC or its assignees), it shall remain fully liable for all of its obligations as well as the obligations of Purchaser's Affiliates under the Purchase Agreement, any Ancillary Agreement and the transactions contemplated by the Purchase Agreement.

9. Third Party Consents. For purposes of clarity, nothing contained in any third party consent delivered in connection with the Closing or pursuant to the Purchase Agreement shall modify or amend the provisions of the Purchase Agreement as between the Seller and the Purchaser.

10. Replication Service. Pursuant to Section 5.22 of the Purchase Agreement, Audiovox and the Seller were to have completed the Replication Service on or prior to the Closing. The following portions of the Replication Service will not be completed by Closing and the Parties hereby agree as follows:

     a. Within ninety days of Closing, Audiovox shall separate out Purchaser's JDE environments (test and production) onto hardware separate from Audiovox's hardware. The Purchaser's JDE environments shall provide the same functionality and level of service as ACC was getting as of the time just prior to Closing and shall also be integrated with the back-end Webstore that Audiovox will continue to use. The hardware brand and configuration used will be mutually agreed upon by Purchaser and Seller in good faith prior to implementation.

     b. Within ninety days of Closing, Audiovox shall separate out Purchaser's Lotus Notes email environment from Audiovox's environment onto a separate server for Purchaser so that Purchaser's email environment can be operated and managed independently.

     c. Within ninety days of Closing, Audiovox shall separate out the DNS/DHCP Services for Purchaser onto a separate server so that Purchaser's network can be independent of Audiovox's network.


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 6              November 1, 2004



     d. With respect to the website www.audiovox.com, effective on Closing and continuing for the Term of the Transition Services Agreement, Audiovox will make and maintain the appropriate, agreed upon changes within the Wireless Products webpages to reflect the UTStarcom acquisition and Audiovox will also continue to support, on behalf of Purchaser, the Wireless Products accessories transaction sales that come through the webpages to the webstore.

     e. Purchaser shall not be obligated to make any other payments to Audiovox or Seller with respect to completion of the work set forth in
          (a) -(d) (including any expenses incurred by Audiovox or Seller for hardware acquisition and maintenance) beyond the $70,000 limit referenced in Section 5.22 of the Purchase Agreement.

Except as set forth herein or as later modified, amended or waived in accordance with the Purchase Agreement, all other provisions of the Purchase Agreement shall remain in full force and effect.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All disputes arising out of this letter agreement shall be resolved in accordance with Section 10.09 of the Purchase Agreement.


                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 7              November 1, 2004






This letter agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.



                                    Sincerely,

                                    UTSTARCOM, INC.




                                    By:   /s/ Hong Liang Lu
                                      ------------------------------------------
                                          Name: Hong Liang Lu
                                          Title:  Chairman, President and Chief
                                                  Executive Officer


                                    UTSTARCOM CANADA COMPANY




                                    By:      /s/ Hong Liang Lu
                                      ------------------------------------------
                                          Name: Hong Liang Lu
                                          Title:   Chairman, President and Chief
                                                   Executive Officer

Accepted and agreed to as of the date set forth above:


AUDIOVOX CORPORATION




By:      /s/ Charles M.  Stoehr
         --------------------------------------------
         Name:    Charles M.  Stoehr
         Title:   Sr.  Vice President and Chief
                  Financial Officer



                                  Exhibit 99.1

Charles M. Stoehr
Philip Christopher                        Page 8              November 1, 2004





AUDIOVOX COMMUNICATIONS CORP.




By:      /s/ Charles M.  Stoehr
         --------------------------------------------
         Name:    Charles M.  Stoehr
         Title:   Vice President


QUINTEX MOBILE COMMUNICATIONS
CORPORATION




By:      /s/ Charles M.  Stoehr
         --------------------------------------------
         Name:    Charles M.  Stoehr
         Title:   Vice President

AUDIOVOX COMMUNICATIONS
CANADA CO.




By:      /s/ Charles M.  Stoehr
         --------------------------------------------
         Name:    Charles M.  Stoehr
         Title:   Vice President


cc:  Robert S. Levy
     Jonathan Adler
     Carmen Chang





                                  Exhibit 99.1